Exhibit 99.2

BOND-SPECIFIC INDEMNITY AGREEMENT

THIS BOND-SPECIFIC INDEMNITY AGREEMENT (“Agreement”), dated this [Day] day of [Month], [Year] by the undersigned (individually and collectively “Indemnitors”) in favor of [Company Name] and its subsidiaries, affiliates and associated companies in any jurisdiction, including but not limited to their respective successors and assigns (individually and collectively “Surety”) with respect to bonds, undertakings, and/or obligations of suretyship or guarantee executed, provided or procured (“issued”) by Surety including all renewals, extensions, modifications and substitutions of any such bond(the “Bond”) with respect to the following litigation:

Carnegie Mellon University v. Marvell Technology Group, Ltd. and Marvell Semiconductor, Inc., in the United States District Court for the Western District of Pennsylvania, Civil Action No. 2:09-cv-00290, and all judgments and appeals from such litigation (the “Litigation”).

As an inducement to Surety, Indemnitors represent, covenant and agree for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, as follows:

1.	PREMIUMS: Indemnitors shall promptly pay all premiums and charges of Surety for the Bond , until Surety has been provided satisfactory evidence that the Bond has been fully released and/or discharged.

2.	INDEMNITY: Indemnitors, jointly and severally, shall exonerate, indemnify, and hold Surety harmless from any and all liability, loss, premiums, claims, damages, extra-contractual damages, court costs and expenses, attorneys’ fees, consultant fees, interest, and all other costs and expenses that Surety incurs or sustains (all of the foregoing “Loss”) arising from or related to: (a) the Bond, (b) any Claim, which means any notice, claim, demand, defense, counterclaim, setoff, lawsuit or proceeding or circumstance which may constitute, lead to or result in Loss, liability, or asserted liability in connection with the Bond or this Agreement, (c) any Indemnitor failing to timely and completely perform or comply with this Agreement, (d) Surety enforcing this Agreement or (e) any act of Surety to protect or procure any of Surety’s rights, protect or preserve any of the Surety’s interests, or to avoid or lessen Surety’s liability or alleged liability. Indemnitors’ liability to Surety includes all Loss, all payments made, and all actions taken by Surety under the Good Faith belief that Surety is, would be or was liable for the Loss, the amounts paid or the actions taken or that it was necessary or expedient to incur such Loss, make such payments or take such actions, whether or not such liability, necessity or expediency existed. Good Faith means, with respect to any act, exercise of discretion or omission by Surety, an absence of dishonesty, evil intent and actual malice toward Indemnitors. An itemized statement of Loss, sworn to by any officer of Surety, or vouchers, affidavits, or other evidence of payment by Surety, shall be prima facie evidence of Indemnitors’ liability for such Loss.

3.	SURETY’S RIGHT TO SETTLE: Surety has the absolute and unconditional right and is authorized but not required to pay, perform, settle, compromise, deny, litigate or otherwise resolve any Claim or pay any Loss under the Bond. The Surety’s decision shall be final, binding, and conclusive on the Indemnitors.

4.	PLACE IN FUNDS: In event of (a) Resolution of the Litigation by settlement or by final judgment or (b) an Event of Default, Indemnitors agree to promptly deposit with Surety, on Surety’s demand, an amount of money that Surety determines is sufficient to fund any liability or Loss. Such funds may be used by Surety to pay Loss or may be held by Surety as collateral against potential future Loss. Any remaining funds held by Surety after payment of all sums due to Surety under this Agreement shall be returned upon the complete release and/or discharge of Surety’s liability under the Bond.

5.	ISSUANCE OF BONDS: Surety may decline to issue the Bond without incurring any liability whatsoever to Indemnitors or otherwise impairing its rights, however derived.

6.	OTHER SURETIES AS BENEFICIARIES: If Surety issues the Bond with co-sureties, then this Agreement shall inure to the benefit of such co-sureties, including the right to bring an action for enforcement of this Agreement. Surety may share any information relevant to a Claim or underwriting of the Bond with co-sureties.

7.	EVENT OF DEFAULT: Indemnitors shall be in default of this Agreement if any of the following occur: (a) breach of the Bond; (b) failure to provide collateral in response to a demand made by Surety; (c) breach of any other provision of this Agreement; (d) Surety setting a reserve against Loss or incurring Loss; (e) any Indemnitor becomes the subject of a bankruptcy, ceases or threatens to cease to carry on business, or has any resolution passed or order made for its bankruptcy, winding-up, liquidation or dissolution; or (f) representations made to Surety by or on behalf of any Indemnitor prove to have been materially false or misleading when made.

8.	SURETY’S ADDITIONAL RIGHTS: This Agreement is in addition to and not in lieu of all rights, powers, and remedies that Surety may have or acquire against Indemnitors or others, and does not waive, release or novate other agreements. Surety may make, consent to or decline to consent to changes in the Bond, may accept, modify or release any Indemnitor, and may accept, modify, subordinate or release any other indemnity, collateral, rights, real or personal property and/or security. Indemnitors shall not bring any claim as a creditor against one other in competition with the Surety or to the detriment of Surety’s recovery against the assets of any Indemnitor until all obligations to Surety under this Agreement, at law or in equity, have been satisfied in full. Surety’s forbearance or failure to act to enforce any right shall not waive or diminish any of its rights, which rights may be enforced at any time in Surety’s sole discretion.

9.	WAIVER OF NOTICE: Indemnitors waive notice of any settlement or any act, fact or information concerning or affecting the rights and liabilities of the Surety or the rights or liabilities of Indemnitors under the Bond or this Agreement, notwithstanding any notice of any kind to which Indemnitors might otherwise have been or be entitled, and notwithstanding any defenses they might have been or be entitled to assert.

10.	DISCHARGE: Indemnitors shall promptly, on Surety’s written demand, procure the full and complete discharge of Surety from the Bond and all liability in connection with the Bond. If Indemnitors are unable to obtain such discharge within the time demanded, Indemnitors shall promptly deposit with Surety an amount of money that Surety determines is sufficient to collateralize or pay any outstanding bonded obligations, or otherwise make provisions acceptable to Surety for the funding of the bonded obligations.

11.	ENFORCEMENT: Surety may enforce this Agreement against any Indemnitor without joining any other Indemnitor, person or entity. This Agreement shall be governed by and interpreted under the laws of the State of New York, U.S.A., without regard to principles of conflicts of laws.

12.	EXECUTION AND CHANGES: This Agreement may be executed in counterparts, all of which taken together shall constitute the Agreement. This Agreement shall be effective and immediately binding as to each Indemnitor when that Indemnitor executes this Agreement, regardless of whether any other Indemnitor fails or refuses to execute this Agreement. This Agreement shall only be changed or modified in writing.

13.	SEVERABILITY: If any provision in this Agreement is found to be contrary to any law applicable to any Indemnitor, or is otherwise found void or unenforceable, the remainder of this Agreement shall remain in full force and effect as to that Indemnitor, and the entire Agreement shall remain of full force and effect as to all other Indemnitors.

14.	TERMINATION OF INDEMNITY: This Agreement remains in effect until terminated and released by Surety.

15.	REPRESENTATIONS AND WARRANTIES: Each Indemnitor represents and warrants the following: (a) Indemnitor has a substantial, material, and/or beneficial interest in obtaining the Bond; (b) Indemnitor has the full power and authority to execute and deliver this Agreement and to perform all obligations in this Agreement; (c) Indemnitor’s execution and delivery of this Agreement and performance in accordance with its terms does not and will not conflict with, and will not result in a breach or violation of, any terms or conditions of any law, order, regulation or other agreement or obligation binding on Indemnitor; (d) All information provided to Surety by each Indemnitor prior to and after the execution of this Agreement is true, accurate and complete as of the time provided; and (e) each right, power and remedy given to Surety, under this Agreement or otherwise, forms a material part of Surety’s consideration for the Bond.

16.	SPECIAL PROVISION APPLICABLE TO MARVELL TECHNOLOGY GROUP, LTD. Marvell Technology Group, Ltd. irrevocably and unconditionally submits to the personal and subject matter jurisdiction of, and venue in, the State and Federal Courts located in the States of Pennsylvania and of California. Marvell Technology Group, Ltd. appoints Quinn Emanuel Urquhart & Sullivan LLP, 555 Twin Dolphin Drive, 5th Floor, Redwood Shores, CA 94065 as its attorney-in-fact to accept any and all notices, process and service of process for purposes of all matters arising from or related to this Agreement. As to any action between Surety and Indemnitors, Marvell Technology Group, Ltd. waives any and all defenses that it may hold or acquire under the laws of England and/or Bermuda.

SIGNATURE PAGE(S) TO FOLLOW

SIGNATURE INSTRUCTIONS

All signatures should be notarized and dated.

1.	Corporation: an officer on the operational side (i.e. President, CEO, COO) and an officer on the finance side (i.e. Secretary, CFO, Treasurer) should sign;
2.	Limited Liability Corporation (LLC): (a) if manager-managed, and if only one manager, the manager should sign; if more than one manager, two managers should sign (b) if member-managed, two members should sign unless there is only one member, then the one member should sign, or (c) if the LLC has appointed officers to manage the LLC, an officer on the operational side and an officer on the finance side should sign.
3.	Limited Partnership (LP): (a) if only one general partner, the general partner should sign; (b) if more than one general partner, two general partners should sign.
4.	Limited Liability Partnership (LLP): at least two partners should sign.
5.	Trust: All of the Trustee(s) should sign.

By signing below, each of the undersigned affirms to Surety that the undersigned is a duly authorized officer, manager, trustee, official or member of the entity for which the undersigned executes the foregoing Agreement. In such capacity the undersigned is familiar with all of the documents which establish the rights and which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) resolutions, (4) partnership, operating or limited liability agreements or (5) trust agreements of such entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned affirms that such entity has the power and authority to enter into such Agreement and that the undersigned is duly authorized to execute this Agreement on behalf of the entity and to bind the entity to its terms.

INDEMNITOR:

Marvell Semiconductor, Inc. [Address]		(SEAL)

By:
Print Name As [Title] of Marvell Semiconductor, Inc.

	Date: , 20	LAST 4 DIGITS OF TIN:

By:
Print Name As [Title] of Marvell Semiconductor, Inc.

Date: , 20

NOTARIAL ACKNOWLEDGEMENT

STATE OF: California	COUNTY OF:

On                             , 20        , before me, [name of notary public]                                          personally appeared:

[name of signatory #1]                                                  , and

[name of signatory #2]                                                  , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public Signature	My commission expires: , 20	Notary Seal:

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INDEMNITOR:

Marvell Technology Group, Ltd. [Address]		(SEAL) if any

By:
Print Name As [Title] of Marvell Technology Group, Ltd.

Date: , 20

By:
Print Name As [Title] of Marvell Technology Group, Ltd.

Date: , 20